Booz | Allen | Hamilton® BOOZ ALLEN HAMILTON ANNOUNCES FOURTH QUARTER AND FULL YEAR FISCAL 2024 RESULTS + Exceptional Performance Delivers Company’s Best Fiscal Year Since IPO + Company Enters Third Year of its Investment Thesis with Excellent Momentum, Supported by Robust Organic Revenue Growth1,2, Strong Headcount Growth, and Solid Backlog + Annual Revenue Increase of 15.2 percent over the Prior Year Period to $10.7 billion, 14.5 percent Organic Revenue Growth, and Revenue, Excluding Billable Expenses2 Growth of 14.4 percent + Annual Diluted Earnings Per Share of $4.59 and Adjusted Diluted Earnings Per Share2 of $5.50 + 7.4 percent Year-Over-Year Client Staff Headcount Growth and 7.2 percent Year-Over-Year Total Headcount Growth + 8.4 percent Increase in Total Backlog to $33.8 billion; Trailing Twelve Month Book-to-Bill Ratio of 1.25x + Quarterly Dividend of $0.51 per Share "Booz Allen is 110 years young and transforming to create our future. Our extraordinary workforce is delivering innovation to missions of national importance and our operations are creating efficiency and resiliency across the business. As we report the company’s best performance since going public, our VoLT strategy continues to create outstanding value for our employees, clients, and investors." — HORACIO ROZANSKI President and Chief Executive Officer McLean, Virginia; May 24, 2024 - Booz Allen Hamilton Holding Corporation (NYSE: BAH), the parent company of management and technology consulting and engineering services firm Booz Allen Hamilton Inc., today announced results for the fourth quarter and full year of fiscal year 2024. In the fourth quarter, the Company delivered exceptional overall performance, recording double-digit organic revenue growth1 in federal defense and civil markets, excellent Adjusted EBITDA growth and quarterly backlog growth, and strong quarterly headcount growth. This concluded a full fiscal year of outstanding top and bottom line performance aligned with the Company's VoLT growth strategy, providing strong momentum as Booz Allen enters the final year of its three-year Investment Thesis ahead of pace to deliver its objectives. The Company reported the following fiscal year 2024 results as compared to fiscal year 2023: annual revenue growth of 15.2 percent, a 14.5 percent annual increase in organic revenue, and a 14.4 percent annual increase in Revenue, Excluding Billable Expenses; Net Income increased by 123.3 percent to $605.7 million, net income attributable to common stockholders increased by 122.9 percent to $605.7 million, and Adjusted Net Income increased by 18.8 percent to $719.0 million. Operating income increased by 126.8 percent to $1,013.4 million; Adjusted EBITDA increased by 15.9 percent to $1,175.1 million; Adjusted EBITDA Margin on Revenue was 1 Organic revenue as of March 31, 2024 is calculated as consolidated revenue adjusted for revenue attributable to acquisitions and divestitures. Calculation excludes approximately $75.0 million of revenue from EverWatch. 2 Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted Net Income, Adjusted EBITDA, Adjusted Diluted EPS, Adjusted EBITDA Margin on Revenue, Free Cash Flow and organic revenue are non-GAAP financial measures. See "Non- GAAP Financial Information" below for additional detail. 1 FULL YEAR FY242 (Changes are compared to prior year period) REVENUE: $10.66B +15.2 % REVENUE EX. BILLABLE EXPENSES: $7.38B +14.4 % OPERATING INCOME: $1,013.4M +126.8 % ADJ. OPERATING INCOME: $1,064.8M +18.4 % NET INCOME: $605.7M +123.3 % NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS: $605.7M +122.9 % ADJUSTED NET INCOME: $719.0M +18.8 % EBITDA: $1,177.6M +92.1 % ADJUSTED EBITDA: $1,175.1M +15.9 % DILUTED EPS: $4.59 up from $2.03 ADJUSTED DILUTED EPS: $5.50 down from $4.56 FINANCIAL SUMMARY Fourth quarter and full year ended March 31, 2024 - A summary of Booz Allen’s results for the fourth quarter and full year of fiscal year 2024 is below. All comparisons are to the prior year period. A description of key drivers can be found in the Company’s Earnings Call Presentation for the fourth quarter posted on investors.boozallen.com.

FINANCIAL OUTLOOK3 The Company is issuing its guidance for fiscal year 2025, as noted in the table below: CONFERENCE CALL INFORMATION Booz Allen Hamilton will host a conference call at 8 a.m. EDT on Friday, May 24, 2024 to discuss the financial results for its fourth quarter and full fiscal year 2024. Analysts and institutional investors may participate on the call by registering online at investors.boozallen.com. Participants are requested to register a minimum 15 minutes before the start of the call. The conference call will be webcast simultaneously to the public through a link on the investor relations section of the Booz Allen Hamilton website at investors.boozallen.com. A replay of the conference call will be available online at investors.boozallen.com beginning at 11 a.m. EDT on May 24, 2024 and continuing for 30 days. 3 Reconciliations omitted in reliance on Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Information." 4 Fiscal 2025 Guidance assumes an adjusted effective tax rate of 23% – 25%; average diluted shares outstanding of 129–131 million, interest expense of $180-190 million, and depreciation and amortization of $160 million. 5 Fiscal 2025 Guidance assumes cash taxes in connection with Section 174 of approximately $100 million and capital expenditures of approximately $100 million. 2 roughly flat at 11.0%; and Diluted EPS was $4.59, up $2.56 or 126.1%, while Adjusted Diluted EPS was $5.50, up by $0.94 or 20.6%.2 Total backlog increased by 8.4 percent to $33.8 billion and the quarterly book-to-bill ratio was 0.82x. As of March 31, 2024, client staff headcount was approximately 2,200 higher than at the end of the prior year period, an increase of 7.4 percent, and approximately 400 higher than at the end of the prior quarter. Total headcount was approximately 2,300 higher than at the end of the prior year period, an increase of 7.2 percent, and approximately 400 higher than at the end of the prior quarter. Net cash provided by operating activities was $258.8 million for fiscal year 2024, as compared to $602.8 million in the prior year. Free cash flow for fiscal year 2024 was $192.1 million, as compared to $526.7 million in the prior year. The Company declared a regular quarterly dividend of $0.51 per share, which is payable on June 28, 2024 to stockholders of record on June 13, 2024. ABOUT BOOZ ALLEN HAMILTON Trusted to transform missions with the power of tomorrow’s technologies, Booz Allen Hamilton advances the nation’s most critical civil, defense, and national security priorities. We lead, invest, and invent where it’s needed most —at the forefront of complex missions, using innovation to define the future. We combine our in-depth expertise in AI and cybersecurity with leading-edge technology and engineering practices to deliver impactful solutions. Combining more than 100 years of strategic consulting expertise with the perspectives of diverse talent, we ensure results by integrating technology with an enduring focus on our clients. We’re first to the future—moving missions forward to realize our purpose: Empower People to Change the World ®. With global headquarters in McLean, Virginia, our firm employs approximately 34,200 people globally as of March 31, 2024, and had revenue of $10.7 billion for the 12 months ended March 31, 2024. To learn more, visit www.boozallen.com. (NYSE: BAH)OPERATING PERFORMANCE FISCAL 2025 GUIDANCE Revenue Growth 8.0% – 11.0% Adjusted EBITDA $1,260 – $1,300 million Adjusted EBITDA Margin on Revenue ~11% Adjusted Diluted EPS4 $5.80 – $6.05 Net Cash Provided by Operating Activities5 $825 – $925 million FOURTH QUARTER FY242 (Changes are compared to prior year period) REVENUE: $2.77B +13.9 % REVENUE EX. BILLABLE EXPENSES: $1.93B +13.7 % OPERATING INCOME: $264.4M +716.3 % ADJ. OPERATING INCOME: $260.1M +28.4 % NET INCOME: $128.0M +287.2 % NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS: $128.0M +287.0 % ADJUSTED NET INCOME: $172.5M +28.8 % EBITDA: $304.8M NM ADJUSTED EBITDA: $286.8M +23.9 % DILUTED EPS: $0.98 up from $(0.52) ADJUSTED DILUTED EPS: $1.33 down from $1.01 NM = Not Meaningful 2

NON-GAAP FINANCIAL INFORMATION “Revenue, Excluding Billable Expenses” represents revenue less billable expenses. Booz Allen uses Revenue, Excluding Billable Expenses because it provides management useful information about the Company’s operating performance by excluding the impact of costs that are not indicative of the level of productivity of its client staff headcount and its overall direct labor, which management believes provides useful information to its investors about its core operations. “Adjusted Operating Income” represents operating income before the change in provision for claimed indirect costs, acquisition and divestiture costs, financing transaction costs, significant acquisition amortization, DC tax assessment adjustment, and the reserve associated with the U.S. Department of Justice investigation disclosed in Note 20 to the Consolidated Financial Statements in the Company's Form 10-K for the fiscal year ended March 31, 2024. Booz Allen prepares Adjusted Operating Income to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. “Adjusted EBITDA” represents net income (loss) attributable to common stockholders before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including the change in provision for claimed indirect costs, acquisition and divestiture costs, financing transaction costs, DC tax assessment adjustment, and the reserve associated with the U.S. Department of Justice investigation disclosed in Note 20 to the Consolidated Financial Statements in the Company's Form 10-K for the fiscal year ended March 31, 2024. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. “Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses” is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. Booz Allen prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. “Adjusted Net Income” represents net income (loss) attributable to common stockholders before: (i) the change in provision for claimed indirect costs, (ii) acquisition and divestiture costs, (iii) financing transaction costs, (iv) significant acquisition amortization, (v) DC tax assessment adjustment, (vi) the reserve associated with the U.S. Department of Justice investigation disclosed in Note 20 to the Consolidated Financial Statements in the Company's Form 10-K for the fiscal year ended March 31, 2024, (vii) valuation adjustments to cost method investments, (viii) gains associated with divestitures or deconsolidation, and (iv) amortization and write-off of debt issuance costs and debt discount, in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. Booz Allen prepares Adjusted Net Income to eliminate the impact of items, net of tax, it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. Booz Allen views Adjusted Net Income as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. “Adjusted Diluted EPS” represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the consolidated financial statements of the Company's Form 10-K for the fiscal year ended March 31, 2024. "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipment and software. "Free Cash Flow Conversion" is calculated as Free Cash Flow divided by Adjusted Net Income. "Adjusted Effective Tax Rate" represents income tax expense (benefit) excluding the income tax effects of adjustments to net income, divided by adjusted earnings before income tax expense. "Net Leverage Ratio" is calculated as net debt (total debt less cash) divided by Adjusted EBITDA over the prior twelve months. "Organic Revenue" and "Organic Revenue Growth" represents growth in consolidated revenue adjusted for revenue from acquisitions and divestitures. Booz Allen utilizes and discusses in this release Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and organic revenue because management uses these measures for business planning purposes, including managing its business against internal projected results of operations and measuring its performance. Management views Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and organic revenue as measures of the core operating business, which exclude the impact of the items detailed in the supplemental exhibits, as these items are generally not operational in nature. These non-GAAP measures also provide another basis for comparing period to period results by excluding potential differences caused by non-operational and unusual or non-recurring items. Management also utilizes Revenue, Excluding Billable Expenses because it provides management useful information about the Company’s operating performance by excluding the impact of costs that are not indicative of the level of productivity of its client staff headcount and its overall direct labor, which management believes provides useful information to its investors about its core operations. Booz Allen also utilizes and discusses Free Cash Flow in this release because management uses this measure for business planning purposes, measuring the cash generating ability of the operating business and measuring liquidity generally. Booz Allen presents these supplemental measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long-term earnings potential, or liquidity, as applicable, and to enable them to assess Booz Allen’s performance on the same basis as management. These non-GAAP measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, Free Cash Flow Conversion, Net Leverage Ratio, and organic revenue growth are not recognized measurements under accounting principles generally accepted in the United States, or GAAP, and when analyzing Booz Allen’s performance or liquidity, as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income attributable to common stockholders to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted Earnings Per Share, net cash provided by operating activities to Free Cash Flow and Free Cash Flow Conversion, and net debt to Net Leverage Ratio, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to, revenue, operating income, net income or diluted EPS as measures of operating results, each as defined under GAAP, (iii) use Free Cash Flow, Free Cash Flow Conversion, and Net Leverage Ratio, in addition to, and not as an alternative to, net cash provided by operating activities as a measure of liquidity, each as defined under GAAP, and (iv) use Net Leverage Ratio in addition to, and not as an alternative to, net debt as a measure of Booz Allen's debt leverage. Exhibit 4 includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, Free Cash Flow Conversion, and Net Leverage Ratio to the most directly comparable financial measure calculated and presented in accordance with GAAP. With respect to our expectations under “Financial Outlook” above, a reconciliation of Adjusted Diluted EPS guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants, and dividend declarations during the course of fiscal 2024. Projecting future stock price, equity grants, and the dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. Accordingly, Booz Allen is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude the reconciliation. In addition, our expectations for Adjusted EBITDA and Adjusted EBITDA Margin on Revenue for fiscal 2024 is presented under "Financial Outlook" above and management may discuss its expectation for Adjusted EBITDA and Adjusted EBITDA Margin on Revenue for fiscal 2025 from time to time. A reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantification of the amounts that would be required to reconcile such measures. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. Accordingly, Booz Allen is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude the reconciliation. 3

FORWARD LOOKING STATEMENTS Certain statements contained in this press release and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, and Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These risks and other factors include: • any issue that compromises our relationships with the U.S. government or damages our professional reputation, including negative publicity concerning government contractors in general or us in particular; • changes in U.S. government spending, including a continuation of efforts by the U.S. government to decrease spending for management support service contracts, and mission priorities that shift expenditures away from agencies or programs that we support or as a result of the U.S. administration transition; • efforts by Congress and other U.S. government bodies to reduce U.S. government spending and address budgetary constraints, and the U.S. deficit, as well as associated uncertainty around the timing, extent, nature, and effect of such efforts; • delayed long-term funding of our contracts, including uncertainty relating to funding the U.S. government and increasing the debt ceiling; • U.S. government shutdowns as a result of the failure by elected officials to fund the government; • failure to comply with numerous laws and regulations, including, but not limited to, the Federal Acquisition Regulation (FAR), the False Claims Act, the Defense Federal Acquisition Regulation Supplement and FAR Cost Accounting Standards and Cost Principles; • the effects of disease outbreaks, pandemics, or widespread health epidemics, including disruptions to our workforce and the impact on government spending and demand for our solutions; • our ability to compete effectively in the competitive bidding process and delays or losses of contract awards caused by competitors’ protests of major contract awards received by us; • variable purchasing patterns under U.S. government General Services Administration Multiple Award schedule contracts, or GSA, schedules, blanket purchase agreements and indefinite delivery/indefinite quantity, or IDIQ, contracts; • the loss of GSA schedules, or our position as prime contractor on government-wide acquisition contract vehicles, or GWACs; • changes in the mix of our contracts and our ability to accurately estimate or otherwise recover expenses, time, and resources for our contracts; • changes in estimates used in recognizing revenue; • our ability to realize the full value of and replenish our backlog, generate revenue under certain of our contracts and the timing of our receipt of revenue under contracts included in backlog; • internal system or service failures and security breaches, including, but not limited to, those resulting from external or internal threats, including cyber attacks, on our network and internal systems; • risks related to the operation of financial management systems; • an inability to attract, train, or retain employees with the requisite skills and experience; • an inability to timely hire, assimilate and effectively utilize our employees, ensure that employees obtain and maintain necessary security clearances, and/or effectively manage our cost structure; • risks related to inflation that could impact the cost of doing business and/or reduce customer buying power; • the loss of members of senior management or failure to develop new leaders; • misconduct or other improper activities from our employees, subcontractors or suppliers, including the improper access, use or release of our or our clients’ sensitive or classified information; • increased competition from other companies in our industry; • failure to maintain strong relationships with other contractors or the failure of contractors with which we have entered into a sub- or prime- contractor relationship to meet their obligations to us or our clients; • inherent uncertainties and potential adverse developments in legal or regulatory proceedings, including litigation, audits, reviews, and investigations, which may result in materially adverse judgments, settlements, withheld payments, penalties, or other unfavorable outcomes including debarment, as well as disputes over the availability of insurance or indemnification; • failure to comply with special U.S. government laws and regulations relating to our international operations; • risks associated with increased competition, new relationships, clients, capabilities, and service offerings in our U.S. and international businesses; • risks related to changes to our operating structure, capabilities, or strategy intended to address client needs, grow our business, or respond to market developments; • the adoption by the U.S. government of new laws, rules, and regulations, such as those relating to organizational conflicts of interest issues or limits; • risks related to a possible recession and volatility or instability of the global financial system, including the failures of financial institutions and the resulting impact on counterparties and business conditions generally; • risks related to a deterioration of economic conditions or weakening in credit or capital markets; • risks related to pending, completed, and future acquisitions and dispositions, including the ability to satisfy specified closing conditions for pending transactions, such as those related to receipt of regulatory approval or lack of regulatory intervention, and to realize the expected benefits from completed acquisitions and dispositions; • the incurrence of additional tax liabilities, including as a result of changes in tax laws or management judgments involving complex tax matters; • risks inherent in the government contracting environment; • continued efforts to change how the U.S. government reimburses compensation-related costs and other expenses or otherwise limits such reimbursements and an increased risk of compensation being deemed unreasonable and unallowable or payments being withheld as a result of U.S. government audit, review, or investigation; • increased insourcing by various U.S. government agencies due to changes in the definition of “inherently governmental” work, including proposals to limit contractor access to sensitive or classified information and work assignments; • the size of our addressable markets and the amount of U.S. government spending on private contractors; • risks related to our indebtedness and credit facilities which contain financial and operating covenants; • the impact of changes in accounting rules, and regulations, or interpretations thereof, that may affect the way we recognize and report our financial results, including changes in accounting rules governing recognition of revenue; and • the impact of ESG-related risks and climate change generally on our and our clients' businesses and operations. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K filed with the SEC on May 24, 2024. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 4

Exhibit 1 Booz Allen Hamilton Holding Corporation Consolidated Statements of Operations 5 Three Months Ended March 31, Fiscal Year Ended March 31, (Unaudited) (Amounts in thousands, except per share data) 2024 2023 2024 2023 Revenue $ 2,771,327 $ 2,433,261 $ 10,661,896 $ 9,258,911 Operating costs and expenses: Cost of revenue 1,255,481 1,128,913 4,921,071 4,304,810 Billable expenses 844,788 739,124 3,281,776 2,808,857 General and administrative expenses 366,284 563,848 1,281,443 1,532,912 Depreciation and amortization 40,335 44,284 164,203 165,484 Total operating costs and expenses 2,506,888 2,476,169 9,648,493 8,812,063 Operating income 264,439 (42,908) 1,013,403 446,848 Interest expense (46,090) (34,822) (172,901) (119,850) Other income, net 929 2,830 12,818 40,951 Income before income taxes 219,278 (74,900) 853,320 367,949 Income tax expense 91,323 (6,552) 247,614 96,734 Net income (loss) $ 127,955 $ (68,348) $ 605,706 $ 271,215 Net (income) loss attributable to non-controlling interest — (74) — 576 Net income (loss) attributable to common stockholders 127,955 (68,422) 605,706 271,791 Earnings per common share: Basic $ 0.98 $ (0.52) $ 4.61 $ 2.04 Diluted $ 0.98 $ (0.52) $ 4.59 $ 2.03 5

Exhibit 2 Booz Allen Hamilton Holding Corporation Consolidated Balance Sheets (Amounts in thousands, except share and per share data) March 31, 2024 March 31, 2023 Assets Current assets: Cash and cash equivalents $ 554,257 $ 404,862 Accounts receivable, net 2,047,342 1,774,830 Prepaid expenses and other current assets 137,310 108,366 Total current assets 2,738,909 2,288,058 Property and equipment, net of accumulated depreciation 188,279 195,186 Operating lease right-of-use assets 174,345 187,798 Intangible assets, net of accumulated amortization 601,043 685,615 Goodwill 2,343,789 2,338,399 Deferred tax assets 227,171 573,780 Other long-term assets 290,152 281,816 Total assets $ 6,563,688 $ 6,550,652 Liabilities and stockholders' equity Current liabilities: Current portion of long-term debt $ 61,875 $ 41,250 Accounts payable and other accrued expenses 1,050,670 1,316,640 Accrued compensation and benefits 506,130 445,205 Operating lease liabilities 43,187 51,238 Other current liabilities 30,328 42,721 Total current liabilities 1,692,190 1,897,054 Long-term debt, net of current portion 3,349,941 2,770,895 Operating lease liabilities, net of current portion 182,134 198,144 Income tax reserves 120,237 552,623 Other long-term liabilities 172,624 139,934 Total liabilities 5,517,126 5,558,650 Stockholders’ equity: Common stock, Class A — $0.01 par value — authorized, 600,000,000 shares; issued, 167,402,268 shares at March 31, 2024 and 165,872,332 shares at March 31, 2023; outstanding, 129,643,123 shares at March 31, 2024 and 131,637,588 shares at March 31, 2023 1,674 1,659 Treasury stock, at cost — 37,759,145 shares at March 31, 2024 and 34,234,744 shares at March 31, 2023 (2,277,546) (1,859,905) Additional paid-in capital 908,837 769,460 Retained earnings 2,404,065 2,051,455 Accumulated other comprehensive loss 9,532 29,333 Total stockholders’ equity 1,046,562 992,002 Total liabilities and stockholders’ equity $ 6,563,688 $ 6,550,652 66

Exhibit 3 Booz Allen Hamilton Holding Corporation Consolidated Statements of Cash Flows 7 Fiscal Year Ended March 31, (Amounts in thousands) 2024 2023 Cash flows from operating activities Net income $ 605,706 $ 271,215 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 164,203 165,484 Noncash lease expense 53,604 55,950 Stock-based compensation expense 94,982 80,272 Deferred income taxes (101,006) (353,902) Amortization of debt issuance costs 4,920 4,350 Loss on debt extinguishment 965 10,251 Net loss (gains) on dispositions, impairments and other 8,461 (45,754) Net loss (gains) associated with equity method investment activities 421 2,116 Changes in assets and liabilities: Accounts receivable, net (269,639) (130,187) Income taxes receivable / payable (11,370) 3,708 Prepaid expenses and other current and long-term assets (10,367) 181,907 Accrued compensation and benefits 47,741 1,332 Accounts payable and other accrued expenses (282,072) 409,516 Other current and long-term liabilities (47,711) (53,436) Net cash provided by operating activities 258,838 602,822 Cash flows from investing activities Purchases of property, equipment, and software (66,699) (76,130) Payments for business acquisitions, net of cash acquired (406) (440,295) Payments for cost method investments (23,535) (5,000) Proceeds from sale of businesses — 53,409 Net cash used in investing activities (90,640) (468,016) Cash flows from financing activities Proceeds from issuance of common stock 28,665 24,663 Stock option exercises 15,745 11,384 Repurchases of common stock (404,141) (223,858) Cash dividends paid (253,413) (235,726) Proceeds from revolving credit facility 500,000 — Repayments on revolving credit facility, term loans, and Senior Notes (541,250) (417,068) Net proceeds from debt issuance 635,591 414,751 Net cash used in financing activities (18,803) (425,854) Net increase (decrease) in cash and cash equivalents 149,395 (291,048) Cash and cash equivalents––beginning of year 404,862 695,910 Cash and cash equivalents––end of year $ 554,257 $ 404,862 Supplemental disclosures of cash flow information Net cash paid during the period for: Interest $ 155,848 $ 115,578 Income taxes $ 335,911 $ 256,394 Supplemental disclosures of non-cash investing and financing activities Share repurchases transacted but not settled and paid $ 29,445 $ 16,432 Unpaid property, equipment and software purchases $ 16,117 $ — 7

Exhibit 4 - Booz Allen Hamilton Holding Corporation Non-GAAP Financial Information (UNAUDITED) 8 Three Months Ended March 31, Fiscal Year Ended March 31, (In thousands, except share and per share data) 2024 2023 2024 2023 Revenue, Excluding Billable Expenses Revenue $ 2,771,327 $ 2,433,261 $ 10,661,896 $ 9,258,911 Less: Billable expenses 844,788 739,124 3,281,776 2,808,857 Revenue, Excluding Billable Expenses* $ 1,926,539 $ 1,694,137 $ 7,380,120 $ 6,450,054 Adjusted Operating Income Operating Income (loss) $ 264,439 $ (42,908) $ 1,013,403 $ 446,848 Change in provision for claimed indirect costs (a) — — (18,345) — Acquisition and divestiture costs (b) 2,100 4,148 7,580 44,269 Financing transaction costs (c) — — 820 6,888 Significant acquisition amortization (d) 13,596 15,278 53,897 51,553 DC tax assessment adjustment (e) (20,050) — (20,050) — Legal matter reserve (f) — 226,000 27,453 350,000 Adjusted Operating Income $ 260,085 $ 202,518 $ 1,064,758 $ 899,558 EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses Net income (loss) attributable to common stockholders $ 127,955 $ (68,422) $ 605,706 $ 271,791 Income tax expense (benefit) 91,323 (6,552) 247,614 96,734 Interest and other, net (g) 45,161 31,992 160,083 78,899 Depreciation and amortization 40,335 44,284 164,203 165,484 EBITDA $ 304,774 $ 1,302 $ 1,177,606 $ 612,908 Change in provision for claimed indirect costs (a) — — (18,345) — Acquisition and divestiture costs (b) 2,100 4,148 7,580 44,269 Financing transaction costs (c) — — 820 6,888 DC tax assessment adjustment (e) (20,050) — (20,050) — Legal matter reserve (f) — 226,000 27,453 350,000 Adjusted EBITDA $ 286,824 $ 231,450 $ 1,175,064 $ 1,014,065 Net income (loss) margin attributable to common stockholders 4.6% (2.8) % 5.7% 2.9 % Adjusted EBITDA Margin on Revenue 10.3% 9.5% 11.0% 11.0 % Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses 14.9% 13.7% 15.9% 15.7 % Adjusted Net Income Net income (loss) attributable to common stockholders $ 127,955 $ (68,422) $ 605,706 $ 271,791 Change in provision for claimed indirect costs (a) — — (18,345) — Acquisition and divestiture costs (b) 2,100 4,148 7,580 44,269 Financing transaction costs (c) — — 820 6,888 Significant acquisition amortization (d) 13,596 15,278 53,897 51,553 DC tax assessment adjustment (e) (20,050) — (20,050) — Legal matter reserve (f) — 226,000 27,453 350,000 Valuation adjustments to cost method investments (h) 5,669 — 5,669 — Gains associated with divestitures or deconsolidation (i) — — — (44,632) Amortization or write-off of debt issuance costs and debt discount 1,067 774 4,017 6,554 Adjustments for tax effect (j) 42,124 (43,871) 52,218 (81,389) Adjusted Net Income $ 172,461 $ 133,907 $ 718,965 $ 605,034 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 130,040,939 132,364,339 130,815,903 132,716,436 Diluted earnings per share $ 0.98 $ (0.52) $ 4.59 $ 2.03 Adjusted Net Income Per Diluted Share (k) $ 1.33 $ 1.01 $ 5.50 $ 4.56 Free Cash Flow Net cash provided by operating activities $ 143,770 $ 237,148 $ 258,838 $ 602,822 Less: Purchases of property, equipment and software (16,167) (24,732) (66,699) (76,130) Free Cash Flow $ 127,603 $ 212,416 $ 192,139 $ 526,692 Operating cash flow conversion 112% (347) % 43% 222% Free cash flow conversion 74% 159% 27% 87% * Revenue, Excluding Billable Expenses includes $18.3 million of revenue resulting from the reduction to our provision for claimed indirect costs (see note a below), and $20.0 million of revenue resulting from the impact of the Company's unfavorable ruling from the District of Columbia Court of Appeals (see note e below). 8

Exhibit 4 - Booz Allen Hamilton Holding Corporation Non-GAAP Financial Information (Continued) (UNAUDITED) 99 (a) Represents the reduction to our provision for claimed indirect costs recorded during the second quarter of fiscal 2024, which resulted in a corresponding increase to revenue, as a result of the Defense Contract Audit Agency's findings related to its audit of our claimed indirect costs for fiscal 2022. See Note 20, “Commitments and Contingencies,” to the consolidated financial statements in the Company's Form 10-K for the fiscal year ended March 31, 2024 for further information. (b) Represents costs associated with the acquisition efforts of the Company related to transactions for which the Company has entered into a letter of intent to acquire a controlling financial interest in the target entity, as well as the divestiture costs incurred in divesting a portion of our business. Acquisition and divestiture costs primarily include costs associated with (i) buy-side and sell-side due diligence activities, (ii) compensation expenses associated with employee retention, and (iii) legal and advisory fees, primarily associated with the acquisitions of Liberty IT Solutions, LLC (“Liberty”) and Tracepoint Holdings, LLC (“Tracepoint”) in fiscal 2022, and the acquisition of EverWatch Corp. (“EverWatch”) and the divestitures of our management consulting business serving the Middle East and North Africa (“MENA”) and our Managed Threat Services business (“MTS”) in fiscal 2023. See Note 5, “Acquisition and Divestitures,” to the consolidated financial statements in the Company's Form 10-K for the fiscal year ended March 31, 2024 for further information. (c) Reflects expenses associated with debt financing activities incurred during the second quarters of fiscal 2024 and 2023. (d) Amortization expense associated with acquired intangibles from significant acquisitions. Significant acquisitions include acquisitions which the Company considers to be beyond the scope of our normal operations. Significant acquisition amortization includes amortization expense associated with the acquisition of Liberty in the second quarter of fiscal 2022 and EverWatch in the third quarter of fiscal 2023. (e) Reflects the impact (specifically the revenue from recoverable expenses) of the Company's unfavorable ruling from the District of Columbia Court of Appeals related to contested tax assessments from the District of Columbia Office of Tax and Revenue (“DC OTR”). See Note 13, “Income Taxes,” to the consolidated financial statements in the Company's Form 10-K for the fiscal year ended March 31, 2024 for further information. (f) Reserve associated with the U.S. Department of Justice's investigation of the Company. See Note 20, “Commitments and Contingencies,” to the consolidated financial statements in the Company's Form 10-K for the fiscal year ended March 31, 2024 for further information. (g) Reflects the combination of Interest expense and Other income, net from the consolidated statement of operations. (h) Represents non-recurring valuation adjustments to the Company's cost method investments, primarily the write-off of one of its investments. (i) Represents the gain recognized on the divestitures of the Company's MENA business in the second quarter of fiscal 2023, its MTS business in the third quarter of fiscal 2023, and the gain on the deconsolidation of an artificial intelligence software platform business in the third quarter of fiscal 2023. (j) Reflects the tax effect of adjustments at an assumed effective tax rate of 26%, which approximates the blended federal and state tax rates, and consistently excludes the impact of other tax credits and incentive benefits realized. The tax effect of certain discrete items is calculated specifically and may vary from the general 26% rate. The tax effect also includes the indirect effects of uncertainty around the application of Section 174 of the Tax Cuts and Jobs Act of 2017 ($(22.0) million for fiscal 2024, and $22.0 million for fiscal 2023), and the impact of the Company's unfavorable ruling from the District of Columbia Court of Appeals related to contested tax assessments from the DC OTR ($42.7 million for the three and twelve months ended March 31, 2024, respectively). See Note 13, “Income Taxes,” to the consolidated financial statements in the Company's Form 10-K for the fiscal year ended March 31, 2024 for further information. (k) Excludes adjustments of approximately $1.1 million and $5.0 million of net earnings for the three and twelve months ended March 31, 2024, respectively, and approximately $0.5 million and $2.1 million of net earnings for the three and twelve months ended March 31, 2023, respectively, associated with the application of the two-class method for computing diluted earnings per share.

Exhibit 4 - Booz Allen Hamilton Holding Corporation Non-GAAP Financial Information (Continued) (UNAUDITED) 1 0 Three Months Ended March 31, 2024 Three Months Ended December 31, 2023 Three Months Ended September 30, 2023 Three Months Ended June 30, 2023 (In thousands, except share and per share data) Net income attributable to common stockholders $ 127,955 $ 145,644 $ 170,718 $ 161,388 Income tax expense 91,323 61,740 55,071 39,480 Interest and other, net (a) 45,161 40,174 41,200 33,550 Depreciation and amortization 40,335 41,113 40,907 41,847 EBITDA $ 304,774 $ 288,671 $ 307,896 $ 276,265 Change in provision for claimed indirect costs (b) — — (18,345) — Acquisition and divestiture costs (c) 2,100 1,952 260 3,268 Financing transaction costs (d) — — 820 — DC tax assessment adjustment (e) (20,050) — — — Legal matter reserve (f) — — — 27,453 Adjusted EBITDA $ 286,824 $ 290,623 $ 290,631 $ 306,986 Last 12 months Adjusted EBITDA $ 1,175,064 Total Debt $ 3,411,816 Less: Cash 554,257 Net Debt $ 2,857,559 Net Leverage Ratio (g) 2.4 Three Months Ended March 31, 2023 Three Months Ended December 31, 2022 Three Months Ended September 30, 2022 Three Months Ended June 30, 2022 (In thousands, except share and per share data) Net income (loss) attributable to common stockholders $ (68,422) $ 30,997 $ 170,932 $ 138,284 Income tax (benefit) expense (6,552) 10,539 51,258 41,489 Interest and other, net (a) 31,992 17,412 1,882 27,613 Depreciation and amortization 44,284 42,046 39,052 40,102 EBITDA $ 1,302 $ 100,994 $ 263,124 $ 247,488 Acquisition and divestiture costs (c) 4,148 19,096 15,932 5,093 Financing transaction costs (d) — — 6,888 — Legal matter reserve (f) 226,000 124,000 — — Adjusted EBITDA $ 231,450 $ 244,090 $ 285,944 $ 252,581 Last 12 months Adjusted EBITDA $ 1,014,065 Total Debt $ 2,812,145 Less: Cash 404,862 Net Debt $ 2,407,283 Net Leverage Ratio (g) 2.4 10 (a) Reflects the combination of Interest expense and Other income, net from the consolidated statement of operations. (b) Represents the reduction to our provision for claimed indirect costs recorded during the second quarter of fiscal 2024, which resulted in a corresponding increase to revenue, as a result of the Defense Contract Audit Agency's findings related to its audit of our claimed indirect costs for fiscal 2022. See Note 20, “Commitments and Contingencies,” to the consolidated financial statements in the Company's Form 10-K for the fiscal year ended March 31, 2024 for further information. (c) Represents costs associated with the acquisition efforts of the Company related to transactions for which the Company has entered into a letter of intent to acquire a controlling financial interest in the target entity, as well as the divestiture costs incurred in divesting a portion of our business. Acquisition and divestiture costs primarily include costs associated with (i) buy-side and sell-side due diligence activities, (ii) compensation expenses associated with employee retention, and (iii) legal and advisory fees, primarily associated with the acquisitions of Liberty IT Solutions, LLC (“Liberty”) and Tracepoint Holdings, LLC (“Tracepoint”) in fiscal 2022, and the acquisition of EverWatch Corp. (“EverWatch”) and the divestitures of our management consulting business serving the Middle East and North Africa (“MENA”) and our Managed Threat Services business (“MTS”) in fiscal 2023. See Note 5, “Acquisition and Divestitures,” to the consolidated financial statements in the Company's From 10-K for the fiscal year ended March 31, 2024 for further information. (d) Reflects expenses associated with debt financing activities incurred during the second quarters of fiscal 2024 and 2023. (e) Reflects the impact (specifically the revenue from recoverable expenses) of the Company's unfavorable ruling from the District of Columbia Court of Appeals related to contested tax assessments from the District of Columbia Office of Tax and Revenue (“DC OTR”). See Note 13, “Income Taxes,” to the consolidated financial statements in the Company's From 10-K for the fiscal year ended March 31, 2024 for further information. (f) Reserve associated with the U.S. Department of Justice's investigation of the Company. See Note 20, “Commitments and Contingencies,” to the condensed consolidated financial statements in the Company's Form 10-K for the fiscal year ended March 31, 2024 for further information (g) "Net Leverage Ratio" is calculated as net debt (total debt less cash) divided by Adjusted EBITDA over the prior twelve months.

1 1 Exhibit 5 Booz Allen Hamilton Holding Corporation Operating Data (UNAUDITED) As of March 31, (Amounts in millions) 2024 2023 Backlog Funded $ 4,822 $ 4,619 Unfunded 9,463 9,519 Priced Options 19,533 17,064 Total Backlog $ 33,818 $ 31,202 Three Months Ended March 31, Fiscal Year Ended March 31, 2024 2023 2024 2023 Book-to-Bill * 0.82 1.47 1.25 1.18 * Book-to-bill is calculated as net bookings, which represents the change in total backlog during the relevant fiscal period plus the relevant fiscal period revenue, divided by the relevant fiscal period revenue. As of March 31, 2024 2023 Headcount Total Headcount 34,234 31,925 Client Staff Headcount 31,228 29,070 Three Months Ended March 31, Fiscal Year Ended March 31, 2024 2023 2024 2023 Percentage of Total Revenue by Contract Type Cost-Reimbursable 56% 54% 55% 53% Time-and-Materials 23% 25% 24% 25% Fixed-Price 21% 21% 21% 22% 11